                                                                    EXHIBIT 99.1





               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS





I, James A. Rubright, state and attest that:


         (1) To the best of my knowledge, based upon a review of the covered reports of Rock-Tenn Company, and, except as corrected or supplemented in a subsequent covered report:

                  - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


                  - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


         (2) I have reviewed the contents of this statement with the Company's audit committee.


         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  - Annual Report of Rock-Tenn Company on Form 10-K for the fiscal year ended September 30, 2001;


                  - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Rock-Tenn Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and


                  -        any amendments to any of the foregoing.




  /s/ JAMES A. RUBRIGHT
----------------------------
James A. Rubright                     Subscribed and sworn to
August 14, 2002                       before me this 14th day of
                                      August 2002.


                                            /s/ KIMBERLY L. ASCHOFF
                                      -----------------------------------------
                                       Notary Public


                                      My Commission Expires:  May 19, 2003



                                       4